UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: June 16, 2011

(Date of earliest event reported)

SCOLR Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31982	91-1689591
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19204 North Creek Parkway, Suite 100

Bothell, Washington 98011

(Address of principal executive offices and zip code)

(425) 368-1050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SCOLR PHARMA, INC.

FORM 8-K

Item 8.01	Other Events.

Update Regarding Nutritional Business

This current report is being furnished by SCOLR Pharma, Inc., a Delaware corporation (the “Company”), to provide an update to previously disclosed expectations regarding revenues from the direct sale of its nutritional products in 2011, and future forecasts of profitability.

The Company previously disclosed that it expected revenues on direct sales of its nutritional products of between $3,000,000 and $6,000,000 for 2011, and that it anticipated achieving profitability in its nutritional business during 2012. Due to unanticipated changes in the timing of orders from certain retail accounts which were expected to constitute a substantial portion of such 2011 revenue, the Company does not expect to achieve these revenue expectations for 2011, and is unable to provide a forecast concerning the expected timing with which the Company may reach profitability.

The Company continues to expect that orders for nutritional products will be placed by the retail accounts in question; however, the Company is unable to provide revised revenue or profitability expectations at this time due to continued uncertainty in the timing of orders.

Forward Looking Statements

This current report on Form 8-K contains forward-looking statements (statements which are not historical facts) within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning anticipated orders of its nutritional products and any future profitability of the Company’s nutritional business. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Company expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements, including unanticipated changes in the timing, amount or terms of orders for the Company’s nutritional products, the effectiveness of the Company’s expense reduction efforts, the Company’s ability to secure and fulfill orders of its nutritional products, and the Company’s ability to generate revenue and/or obtain financing necessary to continue its operations. Additional assumptions, risks and uncertainties are described in detail in the Company’s registration statements, reports and other filings with the Securities and Exchange Commission. Such filings are available on the Company’s website (www.scolr.com) or at the Securities and Exchange Commission’s website (www.sec.gov). You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in the forward-looking statements. The Company undertakes no obligation to publicly update or revise forward-looking statements to reflect subsequent events or circumstances.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOLR Pharma, Inc.
(Registrant)

June 16, 2011	By:	/s/ RICHARD M. LEVY
(Date)		Richard M. Levy
Executive Vice President and Chief Financial Officer

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